AMENDMENT TO EMPLOYMENT AGREEMENT
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               AMENDMENT (this "Amendment"), dated as of October 22, 1998, to
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the Employment Agreement (the "Employment Agreement") by and between
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Alexander &Baldwin, Inc., a Hawaii corporation ("A&B"), and Robert J. Pfeiffer
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 (the "Executive"), dated as of July 27, 1998.
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               WHEREAS, effective July 27,1998, A&B and the Executive entered into the Employment Agreement which provided, among other things, for the Executive to serve as Chairman of the Board, President and Chief Executive Officer of A&B, and as Chairman of the Boards of Directors of A&B's principal subsidiaries, Matson Navigation Company, Inc. ("Matson"), A&B-Hawaii, Inc.
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("ABHI"), California and Hawaiian Sugar Company, Inc. ("C&H") and A&B
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Properties, Inc. ("A&B Properties"); and
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               WHEREAS, among the Executive's goals in entering into the
Employment Agreement were the mentoring of senior executives of A&B and its subsidiaries and working with the Board of Directors of A&B (the "Board") to
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identify a successor Chief Executive Officer in the event that John C.
Couch was unable to return to his prior positions as Chairman of the Board, President and Chief Executive Officer of A&B; and

               WHEREAS, on October 22, 1998, the Board, acting, with the assistance of the Executive, appointed a successor President and Chief Executive Officer of A&B; and

               WHEREAS, in light of the fact that the Executive, on October 22, 1998, voluntarily relinquished the positions of President and Chief Executive Officer of A&B and Chairman of the Board of Directors of A&B Properties, while continuing to serve as Chairman of the Boards of Directors of A&B, Matson, ABHI and C&H, A&B and the Executive desire to amend the Employment Agreement in certain respects.

               NOW, THEREFORE, A&B and the Executive agree to amend the Employment Agreement as follows:

               1.   Position and Duties. (a) Section 2(b) of the Employment
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Agreement is hereby amended by deleting subsection (i) thereof in its entirety and inserting in lieu thereof the following:

     "(i) During the Term, the Executive shall serve as Chairman of the Board of A&B, and he shall have such duties and responsibilities consistent with such position as may be assigned to him from time to time by the Board. Among such duties and responsibilities shall be the mentoring of senior executives of A&B and its subsidiaries. During the Term, the Executive shall also serve as Chairman of the Boards of Directors of Matson, ABHI and C&H (for so long as A&B shall hold a controlling interest in C&H)."

               (b) Section 2(b) of the Employment Agreement is hereby amended by deleting from subsection (ii) thereof the first sentence and inserting in lieu thereof the following:

     "During the Term and excluding any periods of vacation and sick leave to which the Executive is entitled, the Executive agrees to devote such attention and time during normal business hours as shall be reasonably necessary to perform his duties hereunder."

               2.   Miscellaneous. (a) This Amendment constitutes a written
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         amendment to the Employment Agreement executed by the parties thereto as contemplated by Section 7(a) of the Employment Agreement.

               (b) The captions of this Amendment are not part of the provisions hereof and shall have no force or effect.

               (c) This Amendment shall be governed by and construed in accordance with the laws of the State of Hawaii, without reference to principles of conflicts of laws.

               (d) This Amendment may be executed in counterparts, each of which together shall constitute one and the same instrument.

               3.   Full Force and Effect.  The Employment Agreement, as
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amended by this Amendment, shall remain in full force and effect.  In addition, as provided in Section 2(a) of the Employment Agreement, all of the Executive's and A&B's rights and obligations under the Second Amended and Restated Employment Agreement dated as of October 25, 1990 between the Executive and A&B shall remain in full force and effect.

               IN WITNESS WHEREOF, this Amendment has been duly executed by A&B and the Executive on this 10th day of December, 1998, effective as of October 22, 1998.

                               ALEXANDER & BALDWIN, INC.

                              By: /s/ Charles M. Stockholm
                                 Name: Charles M. Stockholm
                                 Title: Chairman, Compensation and
                                        Stock Option Committee

                              /s/ Robert J. Pfeiffer
                              ROBERT J. PFEIFFER